Exhibit 10.2

BODYBUILDER FLOORPLAN FINANCING AGREEMENT

TO: DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC Date                     , 2005

In the course of our business, we acquire for inventory motor vehicles, vehicle chassis, accessories and attachments (all hereinafter called “Equipment”) and desire you to pay the seller therefor, or otherwise to finance our acquisition or holding of some or all of such Equipment. We agree that you may, at any time and without notice to us, elect not to finance any Equipment sold by sellers who are in default of their obligations to you, or with respect to which you deem yourselves insecure.

We grant you a continuing security interest in the Collateral (as defined below) to secure the prompt and punctual payment and satisfaction of each and every Loan (as defined below) and all other Obligations (as defined below). Your security rights and interests will continue until all Loans and other Obligations, including possible contingent Obligations, are fully paid and satisfied and you elect to cancel and terminate your security interests in writing. This is a continuing security agreement, which will continue in effect until canceled by you even though all or any part of our Obligations may be paid in full, and even though for a period of time we may not be then obligated to you. To the extent that we use Loans or advances to purchase some or all of the Collateral, all of the Loans and Obligations, including, without limitation, Loans and advances used to purchase other Collateral or used for purposes unrelated to the purchase of any Collateral, shall be secured by the purchased Collateral.

The term “Collateral” refers to all of our present and future rights, titles, interests and powers in or with respect to the following described property and rights, whether now owned or hereafter acquired: (a) all inventory, to the fullest extent defined and described in the Code (as defined below), including, without limitation, all of the Equipment and all parts inventory, and further including, without limitation, all inventory on order but not yet delivered to us, and all consigned goods; (b) all equipment, to the fullest extent defined and described in the Code, including, without limitation, all furniture, fixtures, machinery and tools and all additions, substitutions, replacements, accessories, attachments and accessions; (c) all investment property, to the fullest extent defined and described in the Code; (d) all accounts, contract rights, tangible chattel paper (including leases), electronic chattel paper (including leases), instruments, documents, promissory notes and supporting obligations, in each case, to the fullest extent defined and described in the Code; (e) all general intangibles and payment intangibles (in each case, to the fullest extent defined and described in the Code) and all franchise rights, books, records, files, computer disks, software, and commercial tort claims involving or emanating from our business or assets; (f) all rights to receive payment, credits and other compensation (including, without limitation, all holdbacks, incentive payments, stock rebates, allowances and additional “factory credits”) from any manufacturer, distributor or supplier of inventory (including the Equipment) or equipment, or from any of their subsidiaries or affiliates; (g) all payments and credits that you may owe to us, and all of our funds that may be in your possession or that you may retain, whether in the form of cash collateral, reserve, contingency or escrow accounts, or otherwise; and (h) all products and proceeds (in each case, to the fullest extent defined and described in the Code) of any or all of the foregoing, including without limitation proceeds of proceeds, goods repossessed or received in trade, claims and tort recoveries, insurance proceeds, refunds of insurance premiums, proceeds derived from our sale or assignment of chattel paper and all cash and other funds held in all deposit accounts in which proceeds may be deposited. The definitions of the types of Collateral described in this paragraph are intended to change, expand and contract as the definitions and descriptions of such types of Collateral that are set forth in the Code change, expand or contract.

The term “Code” means the Uniform Commercial Code, as enacted in the State of Illinois, as amended and replaced from time to time.

The term “Loan” refers to each and every advance, extension of credit and other credit accommodation that you may extend to us, or to others on our behalf, including but not limited to your purchase from us of payment intangibles, accounts, chattel paper, electronic chattel paper, leases, instruments, promissory notes, documents and general intangibles and advances made directly to manufacturers, distributors or suppliers of inventory (including the Equipment) and equipment to pay (a) extensions of credit owed by us to such manufacturers, distributors or suppliers or (b) for inventory (including the Equipment) and equipment shipped to us by such manufacturers, distributors or suppliers.

The term “Obligations” refers to each and every present and future Loan, and all other present and future indebtedness, obligations and liabilities that we may incur in favor of you, whether direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, of every nature and kind, including principal, interest, fees, costs, expenses and attorneys’ fees.

You may file whatever financing and continuation statements, amendments, and other documents, and you may take whatever additional actions, you deem to be necessary and proper to perfect and continue perfection of your security interests in the Collateral. To the extent that you may have previously filed financing statements affecting any of the Collateral, we ratify and confirm your authority to do so and the contents and binding effectiveness of such financing statements. You may file a carbon, photographic, facsimile, other reproduction or electronically authenticated or maintained copy of any financing statement or of this Agreement for use as a financing statement. You may make electronic filings of financing and other statements. All filings under this paragraph, including, without limitation, electronic filings, will be deemed to be complete and perfected for all purposes when made by you and may be made by you without the necessity that we (or you on our behalf) sign any such financing statements or other perfection documents. We shall reimburse you for all expenses incurred with respect to the perfection and continuation of the perfection of your security interests in the Collateral. Without limitation of the generality of the foregoing: (a) to the extent that any of the Collateral is held by a third party (such as consignee or bailee) (i) notice of the security interests created by this Agreement in such Collateral shall be given to each such third party and (ii) we shall, upon your request, obtain and deliver to you a written and signed acknowledgement from each such third party that it is holding the Collateral for your benefit; (b) to the extent that any of the Collateral is comprised of electronic chattel paper, we will ensure that (i) there is only one identifiable authoritative copy of the electronic chattel paper record, (ii) the authoritative electronic chattel paper record for all electronic chattel paper in which you have a security interest will identify you as the first lien-holder, (iii) the authoritative electronic chattel paper record for all electronic chattel paper in which you have a security interest will be transferred to and maintained by you or a third party custodian designated by you and (iv) changes or additions to the electronic chattel paper may not be made without your consent; (c) to the extent that any of the Collateral is comprised of types of Collateral that can be perfected by possession or by either possession or filing, all such Collateral shall be delivered to you; and (d) we agree to execute any further documents, and to take any further actions, reasonably requested by you to evidence, perfect or protect the security interests granted herein or to effectuate the rights granted to you herein. You are also authorized, at our cost and expense, to obtain all post-filing searches from all jurisdictions that you deem advisable to confirm the proper priority of all filings made by you under this Agreement. We appoint you our true and lawful attorney-infact, coupled with an interest, for us and in our name, to execute and sign on our behalf, and to take all acts on our behalf, that are required under this paragraph or that may otherwise be required to perfect, maintain and protect your security interests in the Collateral, including the execution of financing statements and other documents on our behalf. Such power of attorney may not be revoked.

We will hold in trust for you, and shall forthwith remit to you, all proceeds of all Collateral received by us, or you may make direct collection thereof and credit us with all sums received by you.

We will execute such additional documents as you may at any time request to confirm your title and security interests in the Collateral and to evidence the Obligations. Our execution of any Request for Advance or other instrument for the amount of credit extended shall be considered evidence and proof of our Obligations and not payment therefor. In furtherance of the foregoing, we hereby specifically authorize you at any time to do any of the following, either in your name or ours:

(1) retain all MSO or title documentation relating to the Equipment until we have performed all of our Obligations hereunder in respect of the Equipment;

(2) write in the description of Equipment, the quantities, prices and other details of the transaction on Requests for Advance and any other instruments evidencing our Obligations to you;

(3) sign in our name by use of a facsimile signature or by any other appropriate means all Requests for Advance and other evidences of indebtedness and all title retention or security instruments, purchase orders or other documents which you deem necessary or appropriate, including any amendments thereto, and all other documents, including any acknowledgments, affidavits, acceptance of notice, consents to assignments and consents to repossession of the merchandise which may be needed to confirm your title to and security interests in the Collateral and to supply any omissions or correct any errors which may exist in said Requests for Advance or other evidences of indebtedness and on all title retention or security instruments, purchase orders or other documents;

(4) appear in our behalf before any person authorized to take acknowledgments, affidavits and/or statutory declarations and to acknowledge, witness and make affidavits and/or declarations concerning the signing and/or bona fides of each said document in the same manner as any employee of ours might do; and

(5) register, record and/or file on our behalf in or with all such governmental, registry or recording offices all such documents as may be deemed advisable by you.

We warrant and agree that (except as otherwise agreed to by you in writing) the Collateral is now and shall always be free from all claims and encumbrances except yours; that we shall defend the Collateral against all other claims and demands whatsoever; that there is and will be no other financing statement or evidence of lien outstanding with respect to the Collateral; and that we will notify you before we sign, or authorize the signing of any financing statement or evidence of lien regardless of its coverage.

We represent to you that until all of the Obligations are paid in full, the Collateral will be kept at:

1903, N. Barnes Avenue	Springfield	Greene	Missouri	65803
(Street Address)	(City)	(County)	(State)	(Zip Code)

Except that some of the Collateral may also be kept at the following address (if applicable):

(Street Address)	(City)	(County)	(State)	(Zip Code)

We will notify you if we do business at or keep any of the Collateral at any address other than stated above. Notwithstanding the foregoing, to the extent any Equipment is sold or leased in the ordinary course of business, we will (and will have the right to) remove such Equipment from the foregoing location(s) and deliver possession thereof to the purchaser or lessee thereof.

We will pay promptly when due all taxes, other than income taxes, license fees, assessments and charges on the Collateral, which shall at all times be at our risk, and we will keep the Collateral insured for its full value against fire, theft and for combined additional coverage, including vandalism and malicious mischief, and such other risks in such amounts as you may specify, in companies satisfactory to you, with a loss payable clause to you as your interest may appear. If we fail to pay any such amount described herein, you may but are not obligated to pay them, and the amounts so advanced shall be additional Obligations from us to you and secured hereunder.

We shall not without your consent, and you do not authorize us to, rent, lend, lease, license, pledge, create a security interest in, transfer, sell or secrete any of the Collateral, nor use it for any purpose (including, without limitation, a prohibition on the use of the Collateral for agricultural purposes) other than for (a) exhibition for sale or lease, (b) use in the creation of a finished customized product (which will entail additions and accessions to the Equipment) and (c) other uses incidental to the sale and creation of our inventory and equipment or the operation of our business. We shall also have liberty to sell and lease the Equipment to buyers in the ordinary course of business; provided that we shall immediately notify you of any such sale or lease of any Equipment and the proceeds thereof. We agree to hold all Collateral and proceeds in trust until our complete payment of our Obligations to you and your title, lien or security interests shall not be impaired by any payments to the seller or anyone else, in whole or in part, by us, either of the invoice price or of the amount of our Obligation to you, or our failure or refusal to account to you for proceeds. Notwithstanding the foregoing, to the extent any Equipment is sold or leased in the ordinary course of business, we will no longer have to hold such Equipment in trust for you (although we will still hold the proceeds of such sale or lease in trust for you) and we will (and will have the right to) deliver possession thereof to the purchaser or lessee thereof.

You shall have the right, but without any obligation to do so, from time to time and without prior notice to examine any Collateral, to appraise it as security, to verify its condition and the non-use thereof, to verify that all Collateral has been properly accounted for and this Agreement complied with, and to examine our books and records.

We will pay you interest on the aggregate amount of all funds advanced to us (or to others on our behalf) under this Agreement, at an annual interest rate established by you from time to time, from the date such funds are advanced until they are repaid in full. You can change the interest rate (including, without limitation, selecting and from time to time changing (a) any index or base rate used to calculate the interest rate and (b) the percentage above or below the then applicable index or base rate) that you charge us at any time for any reason upon sixty (60) days prior written notice to us and this provision applies notwithstanding anything to the contrary contained in any other agreement between you and us. If the interest rate that you charge us is based on a prime rate or any other index or base rate that is floating, then we waive any notice of any change in the prime rate or other index or base rate. In no event will the interest rate that you charge us exceed the “Bank Prime Loan Rate” as published in the Federal Reserve Statistical Release H. 15 plus 3%. We unconditionally promise to pay to you the principal amount of all funds that you may advance to us (or to others on our behalf) under this Agreement, together with the principal amount of each and every other Obligation that we may incur in your favor. We agree that we will pay you the principal and interest owed on Equipment and on any other Loan in accordance with those terms and at those dates set forth in any applicable Finance Notice, marketing notice or other publication that you send to us from time to time hereafter. In no event, whether by maturity, acceleration of payments or otherwise, shall the annual interest as applied to the total amount of the Obligations during any calendar year exceed that permitted by applicable law.

In no event, whether by maturity, acceleration of payments or otherwise, shall the annual interest as applied to the total amount of the Obligations during any calendar year, exceed that permitted by applicable law. Our Obligations to you under this Agreement and the Note shall be reviewed at the end of each calendar year.

To induce you to extend, continue or renew Obligations to us, we warrant and represent that the most current financial statement now and hereafter submitted by us to you is and will be true, complete and will fairly represent our financial condition. We agree to provide you with copies of our annual financial statements upon their completion (which in no event shall be more than 120 days after the end of our fiscal year).

We will not permit any of the Collateral that is tangible property to be incorporated into or placed on the ground, or attached to any building or structure, so as to result in such Collateral becoming a fixture. If requested by you, we agree to cause the owner or lessor of any real property to provide you with a written waiver of any rights that party may have with respect to any Collateral.

We have advised you in writing of the name and address of our current bank or depository institution and the number of our operating account (the “Operating Account”) into which we will deposit cash proceeds of the Collateral on an interim basis before those proceeds are paid-over to you. So long as this Agreement remains in effect, we shall deposit all Collateral proceeds (not paid-over directly to you in the form received) exclusively into the Operating Account and not into any other account we have with any bank or depository institution. We shall immediately notify you in writing before we obtain a loan or other credit (including overdraft credit) from the bank or depository institution at which the Operating Account is located and before we open or establish a substitute or additional Operating Account. All funds in the Operating Account representing Collateral proceeds, now and in the future on deposit in the Operating Account, are a part of the Collateral. So long as no default exists, we may continue to write checks on, make deposits into and make withdrawals from the Operating Account in the ordinary course of our business. If and when requested by you, we will notify the bank or depository institution holding the Operating Account of your security interest the Operating Account and in the funds on deposit in the Operating Account, and that those funds are the property of, and are held in trust for and on behalf of, you. Should we delay or fail for any reason to immediately comply with your request, you may contact and so instruct the bank or depository institution on our behalf.

You may, at any time and for any or no reason, with or without cause, require us to deliver to you, or to your designee, any certificate of origin or certificate of title/registration, as applicable, with respect to each item of Equipment. You may retain physical possession of those certificates until such time as the particular Equipment is sold or leased in the ordinary course of our business and we pay over the Collateral proceeds to you. If any of the Collateral is actually titled in our name, we will (a) show you as the first priority lienholder on the certificate of title for such Collateral and (b) not change the state in which such Collateral is titled without your prior written consent.

We will not merge into, acquire, be acquired by or consolidate with any other person or entity. The location of our (a) residence, if we are individual(s) or a sole proprietorship, or (b) principal place of business, if we are a business entity that is created without any state filings, is and will continue to be the state recited in the address following our signature to this Agreement. Our exact legal name is and will continue to be the name indicated in our signature block at the end of this Agreement. We are and will continue to be a duly organized business entity of the type described in, and our state of organization is and will continue to be the state recited in, our signature block at the end of this Agreement (provided that if we are individual(s) there shall be no business entity designation in said signature block). While we have no right to take any of the actions described in this paragraph (nor any right to change the state in which any Collateral is physically located or titled) without your prior written consent, if any such actions occur (or if the state in which any Collateral is physically located or titled changes), we will immediately notify you of any such actions or occurrences.

We represent and warrant to you that: (a) we have title to, rights in and/or the power to transfer the Collateral; (b) all of the Obligations have been and will be incurred for commercial purposes and are not and will not be “consumer transactions” or “consumer-goods transactions” (both as described and defined in the Code); (c) the proceeds of the Obligations will be used only for commercial purposes and not consumer purposes; and (d) all of the Collateral is, has been or will be used, acquired or held for commercial purposes and does not and will not constitute “consumer goods” (as described and defined in the Code).

If we breach any of the terms of this Agreement, the Note, or any other Obligations to you, whether hereunder or otherwise, or we become insolvent or cease to do business as a going concern, or a petition in any bankruptcy, or in a state insolvency proceeding, or for arrangement or reorganization is filed by or against us, or any property belonging to us is attached or seized or foreclosed upon (or any proceedings for such attachment, seizure or foreclosure are commenced, whether judicial or nonjudicial) or a receiver is appointed for us, or whenever you in good faith deem the Obligations or the Collateral insecure (such occurrences being called a “default”):

(1) At your option, all or any part of our Obligations to you hereunder and all other Obligations then owing by us to you or your affiliates shall become due and payable forthwith without demand and thereafter we shall have no liberty to exhibit, sell or lease the Collateral or to take any other action with respect thereto to which you may have previously consented; and we shall hold and keep the Collateral secure and in good condition for your benefit as herein provided;

(2) You may enter upon any premises where any of the Collateral may be located, without notice or demand, in order to take possession of the Collateral to the extent such repossession can take place without a breach of the peace and in accordance with applicable law;

(3) Upon your demand, we shall assemble and deliver the Collateral to you in good order at a place designated by you, which is reasonably convenient to both of us.

You shall have all of the rights and remedies of a secured party under the Code, at common law, in equity, under any other statute, under this Agreement or under any other agreement or instrument (including guaranties) that may have been executed in connection with any of the Obligations or that may be so executed in the future. Your rights and remedies hereunder shall be cumulative. Such rights and remedies shall include, in addition to the rights and remedies set forth in clauses (1), (2) and (3) above: (a) the right for you to dispose of the Collateral or any portion thereof at public or private sale or in strict foreclosure, in any manner permitted by law; (b) the right for you to retain some or all of the Collateral in either full or partial satisfaction of the Obligations and, in connection with such retention, we acknowledge and agree that (i) we will remain liable to you for any deficiency amount remaining after crediting against the Obligations the value received by you as a result of the Collateral that was so retained and (ii) your mere re-possession of some or all of the Collateral shall not constitute a retention of such Collateral in either full or partial satisfaction of the Obligations unless you notify us in writing that you are retaining some or all of the Collateral in partial or full satisfaction of the Obligations; (c) the right for you to collect and enforce, against the account debtors under, lessee’s under, obligors under, makers of or other counterparties to any Collateral, all Collateral that is comprised of accounts, chattel paper, electronic chattel paper, contract rights, leases, instruments, promissory notes, supporting obligations, documents, general intangibles, payment intangibles, factory credits of the nature described in subparagraph (h) of the definition of Collateral and insurance proceeds and, in connection therewith, (i) you may, in your sole discretion, (A) notify all account debtors, lessees, obligors, makers and other counterparties to all of such Collateral of the assignment of such Collateral, (B) direct such account debtors, lessees, obligors, makers and other counterparties to pay all rentals, payments and other proceeds under such Collateral directly to you for application to the Obligations and (C) instruct such account debtors, lessees, obligors, makers and other counterparties to respond to direct inquiries and requests for information from you with respect to any and all matters and transactions involving us or our affiliates and (ii) we waive all rights of confidentiality and privacy and instruct such account debtors, lessees, obligors, makers and other counterparties to provide you with whatever information and schedules you may require; and (e) any other rights and remedies under the Code. We waive any right we may have to require you to pursue (I) any third parties that may be liable for the Obligations or (II) any other collateral for the Obligations before you pursue your rights and remedies under this Agreement.

With respect to any sale of the Collateral by you under this Agreement or the Code: (a) you have no obligation to clean-up or otherwise prepare any of the Collateral for sale; (b) you may, in any such sale, specifically disclaim any warranties of title or fitness or any other warranties that are legally waivable; (c) you may comply with any applicable state or federal law requirements in connection with the Collateral, and the disposition thereof, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral; (d) we agree that ten (10) days prior written notice of any sale of the Collateral (other than perishable Collateral or other quickly diminishing (whether in value or existence) Collateral, for which shorter notice periods will be allowed) shall be deemed to be reasonable notice of such sale, whether such sale is public, private or a strict foreclosure; and (f) if you sell any of the Collateral upon credit (i) the Obligations will be credited only with payments actually made by the purchaser of the Collateral that are received by you and applied to the indebtedness of the purchaser to you in connection with the sale of the Collateral and (ii) in the event the purchaser fails to pay for the Collateral, you may resell the Collateral and no portion of the unpaid sales price to the purchaser will be credited against the Obligations.

In addition to the foregoing, if our principal place of business is in Louisiana and you must bring proceedings by executory process to enforce this Agreement and/or the Note, we agree to waive any demand for payment, the three days’ delay, any pleas of division and discussion, and the right to appraisement. Also, if we are based in Louisiana and we default, you (or anyone you designate) may immediately seize and sell the Collateral and, pursuant to LSA-R.S. 9:5136 et seq., you or your designee is appointed as keeper or receiver of the Collateral.

Your failure to take action as to any default shall not be deemed a waiver of any of your rights as to that default, and you shall always be able subsequently to exercise all your rights as to any default. No waiver or change of any part of this Agreement shall bind you unless in writing signed by one of your officers.

We waive and agree not to assert any and all claims and defenses that we may have and that are legally waivable.

We shall reimburse you for all costs and expenses (including without limitation, your reasonable legal costs and expenses of both in house and outside counsel) incurred by you in exercising any of your rights and remedies described above.

This Agreement shall be effective from its date, and on and after that date shall replace any prior agreement between us covering the same subject and shall, together with any Notification of Approval or Notification of Renewal, govern our Obligations to you that are now outstanding or hereafter incurred under this Agreement. It shall also inure to and bind your and our respective successors and permitted assigns (it being agreed and understood that we may not assign our rights or obligations under this Agreement without your written consent). We agree that you may terminate this Agreement at any time and from time to time change the line of credit, rates, charges and other terms. Either party may terminate this Agreement at any time by written notice to the other, but no termination shall relieve us from any Obligation to you arising out of your advances or commitments made prior to the effective date of termination.

We waive all exemptions and homestead laws to the extent permitted by applicable law. WE HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY ACTION OR PROCEEDING WHETHER IN TORT, CONTRACT, OR OTHERWISE, IN WHICH WE, OR YOU OR ANY OF YOUR AFFILIATES, OR OUR OR YOUR ASSIGNEES ARE PARTIES, AS TO ALL MATTERS AND THINGS ARISING, DIRECTLY OR INDIRECTLY, OUT OF THIS AGREEMENT. If any provision of this Agreement is inconsistent with or in contravention of applicable law, then such provision shall be deemed inoperative and of no force and effect, but all other terms shall remain in full force and effect. We acknowledge receipt of a true copy and waive formal acceptance hereof.

GOVERNING LAW. ACKNOWLEDGING THAT YOU WILL BE EXTENDING OBLIGATIONS FROM, AND RECEIVING PAYMENTS HEREUNDER IN, THE STATE OF ILLINOIS, THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE UPON YOUR ACCEPTANCE AND EXECUTION AT YOUR OFFICES IN THE STATE OF ILLINOIS. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES DETERMINED, BY THE LAWS AND COURTS OF THE STATE OF ILLINOIS, TO THE EXCLUSION OF THE COURTS OF ANY OTHER STATE; PROVIDED, HOWEVER, THAT YOU SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO ENFORCE YOUR RIGHTS IN ANY STATE OR COUNTRY IN WHICH WE, THE COLLATERAL, OR ANY OF OUR OR ANY GUARANTOR’S ASSETS ARE LOCATED, IN WHICH CASE THE LAWS OF THE STATE OF ENFORCEMENT SHALL GOVERN.

All notices from you to us shall be sufficiently given if mailed or delivered to us at our address set forth below. Notices to you shall be sent to your address set forth below, or to such other address as you may notify us in writing.

BODYBUILDER FLOORPLAN FINANCING AGREEMENT

IN WITNESS WHEREOF, this Agreement has been duly executed by and on behalf of the undersigned the date and year first above written.

ACCEPTANCE BY YOU AT YOUR OFFICES IN LISLE, ILLINOIS.
Springfield Coach Industries Corporation, Inc. a(n) Missouri Corporation		DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

By:		By:
Title:		Title:
(President, Vice President or Treasurer should sign and give official title.)

Address:	1903 N. Barnes Avenue	Address:	1011 Warrenville Road
	Springfield		Lisle, IL 60532
	Missouri 65803		Attn: Group Leader, Specialty Products

FINANCE NOTICE

This Finance Notice is provided to you by DaimlerChrysler Services North America LLC (“DCS”) in connection with the Bodybuilder Floorplan Financing Agreement (“Agreement”) between Dealer and DCS. Any capitalized terms as used herein shall have the meaning set forth in the Agreement.

1. REPAYMENT TERMS In connection with Equipment financed by DCS and prior to any required payoff as set forth in the Agreement, Dealer must deliver payments to DCS as follows:

A. EQUIPMENT The Dealer must deliver the Payoff Amount to DCS 180 days from the date that DCS extends financing on the item of Equipment as reflected in invoices that will be sent to Dealer by DCS.

B. EXTENSION OF PAYMENT PERIOD If Dealer elects not to pay the Payoff Amount on the 180 day period, so long as Dealer is not in default under the Agreement, then Dealer may extend the applicable maturity date by two successive 90-day periods by paying to DCS a principal reduction equal to 10% of the initial principal amount financed by DCS on the date financing was first extended to Dealer by DCS for each 90 day extension.

2. MONTHLY INVOICES On a monthly basis, DCS will send you an invoice reflecting the flat charges and interest that Dealer owes to DCS and you must send payment to DCS upon receipt of the invoice. Interest will be based on the outstanding balance that Dealer owes to DCS under the Agreement as of the end of the period set forth in the invoice.

3. INTEREST CALCULATION Interest will be assessed by application of a daily interest factor to the unpaid principal balance outstanding from time to time. The daily interest factor is to be determined by dividing the then applicable simple interest rate under the Agreement by 360, and then applying that daily interest rate over the number of days elapsed in a calendar year of 365 days, or 366 days in a leap year.

4. BASE RATE/INDEX CHANGE The index or base rate will be the Prime Rate as published by the Wall Street Journal, Midwest Edition, from time to time in its “Money Rates” column as the prevailing prime interest rate charged by money center banks in New York, New York. If for some reason The Wall Street Journal ceases to publish such interest rate index, or substantially changes the methodology used to determine the interest rate index, then such interest rate index may be otherwise independently determined by DCS from an alternative source available to DCS, or may be calculated by DCS on a basis substantially similar to the methodology formally used by The Wall Street Journal. The Prime Rate shall be subject to adjustment twice each month, as of the 1st and 16th day of each calendar month.